UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2022

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OCUGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway
Malvern, Pennsylvania 19355
(484) 328-4701
(Address, including zip code, and telephone number, including area code, of principal executive office)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01      Regulation FD Disclosure.
Attached as Exhibits 99.1 and 99.2 hereto and furnished herewith are presentations that Ocugen, Inc. (the "Company") intends to present at its in-person Research & Development Day on November 1, 2022 ("R&D Day").
In addition, attached as Exhibits 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8 hereto and furnished herewith are copies of the poster presentations and displays that the Company intends to use and display throughout R&D Day.
The information disclosed under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01      Financial Statements and Exhibits.
The following exhibits are being furnished herewith:
(d) Exhibits

Exhibit No.	Document
99.1	Ocugen, Inc. Presentation – Long-Term Outlook.
99.2	Ocugen, Inc. Presentation – Modifier Gene Therapy Technology.
99.3	Poster Presentation (COVAXIN)
99.4	Poster Presentation (Mucosal Vaccine)
99.5	Poster Presentation (OCU400)
99.6	Poster Presentation (OCU410)
99.7	Poster Presentation (OCU200)
99.8	Poster Presentation (NeoCart)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 1, 2022

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chief Executive Officer and Chairman
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